Exhibit 99.6

NOTE PURCHASE AGREEMENT

among

HERCULES FUNDING TRUST I,

as Issuer

HERCULES FUNDING I LLC,

as Depositor

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.,

as Originator

and

CITIGROUP GLOBAL MARKETS REALTY CORP.,

as Purchaser

Dated as of August 1, 2005

ASSET BACKED NOTES

i

TABLE OF CONTENTS

(continued)

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NOTE PURCHASE AGREEMENT

NOTE PURCHASE AGREEMENT dated as of August 1 (as amended, supplemented and otherwise modified from time to time, the “Note Purchase Agreement”), among Hercules Funding Trust I (the “Issuer”), Hercules Funding I LLC (the “Depositor”), Hercules Technology Growth Capital, Inc. (“Hercules”) and Citigroup Global Markets Realty Corp. (“Citigroup,” and, together with its permitted successors and assigns in its capacity as Purchaser hereunder, the “Purchaser”).

The parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Certain Defined Terms. Capitalized terms used herein without definition shall have the meanings set forth in the Indenture and the Sale and Servicing Agreement (as defined below). Additionally, the following terms shall have the following meanings:

“Closing” shall have the meaning set forth in Section 2.01.

“Closing Date” shall have the meaning set forth in Section 2.01.

“Commitment Fee” shall have the meaning provided in the Fee Letter.

“Confidential Information” means all marketing information, financial information, terms sheets and other information concerning the transactions contemplated thereby, prepared by the Purchaser and its Affiliates.

“Governmental Actions” means any and all consents, approvals, permits, orders, authorizations, waivers, exceptions, variances, exemptions or licenses of, or registrations, declarations or filings with, any Governmental Authority required under any Governmental Rules.

“Governmental Rules” means any and all laws, statutes, codes, rules, regulations, ordinances, orders, writs, decrees and injunctions, of any Governmental Authority and any and all legally binding conditions, standards, prohibitions, requirements and judgments of any Governmental Authority.

“Indemnified Party” means the Purchaser and any of its officers, directors, employees, agents, representatives, assignees and Affiliates and any Person who controls the Purchaser or its Affiliates within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

“Sale and Servicing Agreement” means the Sale and Servicing Agreement dated as of August 1, among the Issuer, the Depositor, the Originator, the Servicer, U.S. Bank National Association, as Indenture Trustee and Collateral Custodian and Lyon Financial services doing business as U.S. Bank Portfolio Services, as Backup Servicer, as the same may be amended, modified or supplemented from time to time.

SECTION 1.02. Other Definitional Provisions.

(a) All terms defined in this Note Purchase Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.01, and accounting terms partially defined in Section 1.01 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein shall control.

(c) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Note Purchase Agreement shall refer to this Note Purchase Agreement as a whole and not to any particular provision of this Note Purchase Agreement; and Section, subsection, Schedule and Exhibit references contained in this Note Purchase Agreement are references to Sections, subsections, and Exhibits in or to this Note Purchase Agreement unless otherwise specified.

ARTICLE II

CLOSING AND ADVANCES OF BORROWINGS

SECTION 2.01. Closing. The closing (the “Closing”) of the execution of the Basic Documents shall take place at 10:00 a.m. at the offices of Dechert LLP, Bank of America Corporate Center, 100 North Tryon Street, Suite 4000, Charlotte, NC 28202, on August 1, or if the conditions to closing set forth in Section 4.01 of this Note Purchase Agreement shall not have been satisfied or waived by such date, as soon as practicable after such conditions shall have been satisfied or waived, or at such other time, date and place as the parties shall agree upon (the date of the Closing being referred to herein as the “Closing Date”). On the Closing Date the Purchaser shall have received the Commitment Fee in immediately available funds, in accordance with the Purchaser’s wiring instructions.

SECTION 2.02. Requests for Advances of Borrowings; Reductions in Note Principal Balance. (a) At any time during the Revolving Period, no later than 12:00 p.m. New York time at least two Business Days prior to a proposed Borrowing Date, and subject to the terms and conditions hereof and in accordance with the other Basic Documents, the Servicer on behalf of the Issuer may deliver a Borrowing Notice requesting that the Purchaser advance additional Borrowings, in an amount up to the Availability as of the proposed Borrowing Date. In addition, in connection with such Borrowing Notice the Servicer on behalf of the Issuer shall deliver or cause the delivery of (i) a Borrowing Base Certificate in the form attached as Exhibit F to the Sale and Servicing Agreement, (ii) if any Purchased Assets will be acquired by the Issuer under the Sale and Servicing Agreement with the proceeds of the applicable Borrowing, a copy of the executed LSA Assignment delivered pursuant to the Loan Sale Agreement and a copy of the executed S&SA Assignment delivered pursuant to the Sale and Servicing Agreement, together, in each case, with the related Loan Schedule and (iii) such additional information as may be reasonably requested by the Purchaser.

(b) On the related Borrowing Date, the Purchaser may (in the exercise of its sole and absolute discretion) advance the Borrowing requested in the Borrowing Notice, subject to the terms and conditions and in reliance upon the covenants, representations and warranties set forth herein and in the other Basic Documents. The amount of any Borrowing shall be at least equal to $1,000,000.

ARTICLE III

CLOSING DATE BORROWINGS; BORROWING DATES

SECTION 3.01. Borrowing Dates.

(a) Subject to the conditions and terms set forth herein and in Section 2.06 (in the case of a Borrowing to be made on the Closing Date) and Section 2.07 (in the case of all Borrowings) of the Sale and Servicing Agreement with respect to the Closing Date and each Borrowing Date, the Purchaser’s providing advances of Borrowings shall be subject to the satisfaction, as of the Closing Date or any Borrowing Date, as applicable, of each of the following additional conditions:

(i) Each document required to be provided pursuant to Section 2.02 hereof shall have been provided to the Purchaser;

(ii) Each condition set forth in Section 2.06 and Section 2.07 of the Sale and Servicing Agreement, as applicable, (other than any condition therein requiring the conditions set forth in this Section 3.01 to be satisfied) shall have been satisfied;

(iii) Each of the representations and warranties of the Issuer, the Servicer, the Originator and the Depositor made in the Basic Documents shall be true and correct as of such date (except to the extent they expressly relate to an earlier or later time);

(iv) The Issuer, the Servicer, the Originator and the Depositor shall be in compliance with all of their respective covenants contained in the Basic Documents and the Notes; and

(v) No Event of Default shall have occurred and be continuing.

(b) The Purchaser shall determine in its reasonable discretion whether each of the above conditions have been met and its determination shall be binding on the parties hereto.

(c) The price paid by the Purchaser on such Closing Date or Borrowing Date for the Note Principal Balance advanced on such Closing Date or Borrowing Date, respectively, shall be equal to the amount of such Note Principal Balance, and shall be remitted not later than 5:00 p.m. New York City time on the Closing Date or Borrowing Date, as applicable, by wire transfer of immediately available funds to or at the direction of the Originator on behalf of the Issuer.

(d) The Purchaser shall record on the schedule attached to the Notes, the date and amount of any Note Principal Balance purchased by it; provided, that failure to make such recordation on such schedule or any error in such schedule shall not adversely affect the

Purchaser’s rights with respect to its Note Principal Balance and its right to receive interest payments in respect of the Note Principal Balance actually held. Absent manifest error, the Note Principal Balance of the Notes as set forth in the Purchaser’s records shall be binding upon the parties hereto, notwithstanding any notation or record made or kept by any other party hereto.

ARTICLE IV

CONDITIONS PRECEDENT

SECTION 4.01. Closing Subject to Conditions Precedent. The Closing of the Basic Documents is subject to the satisfaction at the time of the Closing of the following conditions (any or all of which may be waived by the Purchaser in its sole discretion):

(a) Performance by the Issuer, the Depositor, the Servicer and the Originator. All the terms, covenants, agreements and conditions of the Basic Documents to be complied with and performed by the Issuer, the Depositor, the Servicer and the Originator on or before the Closing Date shall have been complied with and performed in all material respects.

(b) Representations and Warranties. Each of the representations and warranties of the Issuer, the Depositor, the Servicer and the Originator made in the Basic Documents shall be true and correct in all material respects as of the Closing Date (except to the extent they expressly relate to an earlier or later time).

(c) Officer’s Certificate. The Purchaser shall have received in form and substance reasonably satisfactory to the Purchaser an Officer’s Certificate from the Originator, the Depositor and the Servicer and a certificate of a Responsible Officer of the Issuer, dated the Closing Date, certifying to the satisfaction of the conditions set forth in the preceding paragraphs (a) and (b).

(d) Opinions of Counsel to the Issuer, the Originator, the Servicer and the Depositor. Counsel to the Issuer, the Originator, the Servicer and the Depositor shall have delivered to the Purchaser opinions, dated as of the Closing Date and reasonably satisfactory in form and substance to the Purchaser and its counsel.

(e) Opinions of Counsel to the Indenture Trustee. Counsel to the Indenture Trustee shall have delivered to the Purchaser a favorable opinion, dated as of the Closing Date and reasonably satisfactory in form and substance to the Purchaser and its counsel.

(f) Opinions of Counsel to the Owner Trustee. Delaware counsel to the Owner Trustee of the Issuer shall have delivered to the Purchaser favorable opinions regarding the formation, existence and standing of the Issuer and of the Issuer’s execution, authorization and delivery of each of the Basic Documents to which it is a party and such other matters as the Purchaser may reasonably request, dated as of the Closing Date and reasonably satisfactory in form and substance to the Purchaser and its counsel.

(g) Filings and Recordations. On or prior to the Closing Date and, if a Borrowing will be consummated in connection with any Transfer, on or prior to the applicable Transfer Date, the Purchaser shall have received evidence reasonably satisfactory to it of (i) the completion of all recordings, registrations, and filings as may be necessary or, in the reasonable opinion of the Purchaser, desirable to perfect or evidence the assignment by the Originator to the

Depositor of the Originator’s ownership interest in the Assigned Assets including, without limitation, the Transferred Loans conveyed pursuant to the Loan Sale Agreement and the proceeds thereof, (ii) the completion of all recordings, registrations and filings as may be necessary or, in the reasonable opinion of the Purchaser, desirable to perfect or evidence the assignment by the Depositor to the Issuer of the Depositor’s ownership interest in the Purchased Assets including, without limitation, the Transferred Loans conveyed pursuant to the Sale and Servicing Agreement and the proceeds thereof, and (iii) the completion of all recordings, registrations, and filings as may be necessary or, in the reasonable opinion of the Purchaser, desirable to perfect or evidence the grant of a first priority perfected security interest in the Issuer’s ownership interest in the Collateral, including, without limitation, the Transferred Loans and the proceeds thereof, in favor of the Indenture Trustee, subject to no Liens prior to the Lien of the Indenture.

(h) Documents. The Purchaser shall have received a duly executed counterpart of each of the Basic Documents, in form acceptable to the Purchaser, the Notes and each and every document or certification delivered by any party in connection with any of the Basic Documents or the Notes, and each such document shall be in full force and effect.

(i) Actions or Proceedings. No action, suit, proceeding or investigation by or before any Governmental Authority shall have been instituted to restrain or prohibit the consummation of, or to invalidate, any of the transactions contemplated by the Basic Documents, the Notes and the documents related thereto in any material respect.

(j) Approvals and Consents. All Governmental Actions of all Governmental Authorities required with respect to the transactions contemplated by the Basic Documents, the Notes and the documents related thereto shall have been obtained or made.

(k) Accounts. The Purchaser shall have received evidence reasonably satisfactory to it that each Trust Account has each been established in accordance with the terms of the Sale and Servicing Agreement.

(l) Other Documents. The Issuer, the Originator, the Depositor and the Servicer shall have furnished to the Purchaser such other opinions, information, certificates and documents as the Purchaser may reasonably request.

(m) Proceedings in Contemplation of Sale of Notes. All actions and proceedings undertaken by the Issuer, the Originator, the Depositor and the Servicer in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in all respects to the Purchaser and its counsel.

(n) Financial Covenants. The Originator shall be in compliance with the financial covenants set forth in Section 7.01 of the Sale and Servicing Agreement.

If any condition specified in this Section 4.01 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Purchaser by notice to the Originator at any time at or prior to the Closing Date, and the Purchaser shall incur no liability as a result of such termination.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF

THE ISSUER AND THE DEPOSITOR

SECTION 5.01. Representations and Warranties. The Issuer and the Depositor hereby jointly and severally make the following representations and warranties to the Purchaser, as of the Closing Date, and as of each Borrowing Date, the Purchaser shall be deemed to have relied on such representations and warranties in providing advances of Borrowings on each Borrowing Date:

(a) The Issuer has been duly organized and is validly existing and in good standing as a statutory trust under the laws of the State of Delaware, with requisite trust power and authority to own its properties and to transact the business in which it is now engaged, and is duly qualified to do business and is in good standing (or is exempt from such requirements) in each State of the United States where the nature of its business requires it to be so qualified and the failure to be so qualified and in good standing would reasonably be expected to have a material adverse effect on the Issuer or any adverse effect on the interests of the Purchaser.

(b) The issuance, sale, assignment and conveyance of the Notes and the advance of any Borrowings, the performance of the Issuer’s obligations under each Basic Document to which it is a party and the consummation of the transactions therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than any Lien created by the Basic Documents), charge or encumbrance upon any of the property or assets of the Issuer or any of its Affiliates pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it or any of its Affiliates is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of its organizational documents or any Governmental Rule applicable to the Issuer, in each case which could reasonably be expected to have a material adverse effect on the transactions contemplated therein.

(c) No Governmental Action which has not been obtained is required by or with respect to the Issuer in connection with the execution and delivery to the Purchaser of the Notes. No Governmental Action which has not been obtained is required by or with respect to the Issuer in connection with the execution and delivery of any of the Basic Documents to which the Issuer is a party or the consummation by the Issuer of the transactions contemplated thereby except for any requirements under state securities or “blue sky” laws in connection with any transfer of the Notes.

(d) The Issuer possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, would reasonably be expected to materially and adversely affect its condition, financial or otherwise, or its earnings, business affairs or business prospects.

(e) Each of the Basic Documents to which the Issuer is a party has been duly authorized, executed and delivered by the Issuer and is a valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(f) The execution, delivery and performance by the Issuer of each of its obligations under each of the Basic Documents to which it is a party will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of its properties are subject or of any statute, order or regulation applicable to the Issuer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Issuer or any of its properties, in each case which could reasonably be expected to have a material adverse effect on any of the transactions contemplated therein.

(g) The Issuer is not in violation of its organizational documents or in default under any agreement, indenture or instrument the effect of which violation or default would be material to the Issuer or the transactions contemplated by the Basic Documents. The Issuer is not a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Issuer that would reasonably be expected to materially and adversely affect (i) the ability of the Issuer to perform its obligations under any of the Basic Documents to which it is a party or (ii) the business, operations, financial condition, properties, assets or prospects of the Issuer.

(h) There are no actions or proceedings against, or investigations of, the Issuer pending, or, to the knowledge of the Issuer threatened, before any Governmental Authority, court, arbitrator, administrative agency or other tribunal (i) asserting the invalidity of any of the Basic Documents, or (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by the Basic Documents or the Notes, or (iii) that could reasonably be expected to materially and adversely affect the business, operations, financial condition, properties, assets or prospects of the Issuer or the validity or enforceability of, or the performance by the Issuer of its respective obligations under, any of the Basic Documents to which it is a party or (iv) seeking to affect adversely the income tax attributes of the Notes.

(i) The Issuer is not, and neither the issuance and sale of the Notes to the Purchaser nor the activities of the Issuer pursuant to the Basic Documents, shall render the Issuer an “investment company” or under the “control” of an “investment company” as such terms are defined in the 1940 Act.

(j) It is not necessary to qualify the Indenture under the Trust Indenture Act.

(k) Both prior to and after giving effect to the transactions contemplated by the Basic Documents, the Issuer is and will be solvent and has and will have adequate capital for its business and undertakings.

(l) The chief executive offices of the Issuer are located at c/o Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19801, or, with the consent of the Purchaser, such other address as shall be designated by the Issuer in a written notice to the other parties hereto.

(m) There are no contracts, agreements or understandings between the Issuer and any Person granting such Person the right to require the filing at any time of a registration statement under the Securities Act with respect to the Notes.

SECTION 5.02. Securities Act. Assuming the accuracy of the representations and warranties of and compliance with the covenants of the Purchaser contained herein, the sale of the Notes and any advance of Borrowings pursuant to this Agreement are each exempt from the registration and prospectus delivery requirements of the Securities Act. In the case of the offer or sale of the Notes, no form of general solicitation or general advertising was used by the Issuer, any Affiliates of the Issuer or any person acting on its or their behalf, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Neither the Issuer, any Affiliates of the Issuer nor any Person acting on its or their behalf has offered or sold, nor will the Issuer or any Person acting on its behalf offer or sell directly or indirectly, the Notes or any other security in any manner that, assuming the accuracy of the representations and warranties and the performance of the covenants given by the Purchaser and compliance with the applicable provisions of the Indenture with respect to each transfer of the Notes, would render the issuance and sale of the Notes as contemplated hereby a violation of Section 5 of the Securities Act or the registration or qualification requirements of any state securities laws, nor has any such Person authorized, nor will it authorize, any Person to act in such manner.

SECTION 5.03. No Fee. Neither the Issuer, nor the Depositor, nor any of their Affiliates has paid or agreed to pay to any Person any compensation for soliciting another to purchase the Notes.

SECTION 5.04. Information. The information provided pursuant to Section 7.01(a) hereof will, at the date thereof, be true and correct in all material respects.

SECTION 5.05. The Notes. The Notes have been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture, and delivered to and paid for in accordance with this Note Purchase Agreement, will be duly and validly issued and outstanding, will constitute the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity, and will be entitled to the benefits of the Indenture.

SECTION 5.06. Use of Proceeds. No proceeds of a purchase hereunder will be used (i) for a purpose that violates or would be inconsistent with Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction in violation of Section 13 or 14 of the Exchange Act.

SECTION 5.07. The Depositor. The Depositor hereby makes to the Purchaser each of the representations, warranties and covenants set forth in Section 3.01 of the Sale and Servicing Agreement as of the Closing Date and as of each Borrowing Date (except to the extent that any such representation, warranty or covenant is expressly made as of another date).

SECTION 5.08. Taxes, etc. Any taxes, fees and other charges of Governmental Authorities applicable to the Issuer and the Depositor, except for franchise or income taxes, in connection with the execution, delivery and performance by the Issuer and the Depositor of each Basic Document to which they are parties, the issuance of the Notes or otherwise applicable to the Issuer or the Depositor in connection with the Collateral have been paid or will be paid by the Issuer or the Depositor, as applicable, at or prior to the Closing Date or Borrowing Date, to the extent then due.

SECTION 5.09. Financial Condition. On the date hereof and on each Borrowing Date, neither the Issuer nor the Depositor is subject to a Bankruptcy Event or has reason to believe that its insolvency is imminent.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

WITH RESPECT TO THE PURCHASER

SECTION 6.01. Representations and Warranties. The Purchaser hereby makes the following representations and warranties, as to itself, to the Issuer and the Depositor on which the same are relying in entering into this Note Purchase Agreement.

(a) Organization. The Purchaser has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization with power and authority to own its properties and to transact the business in which it is now engaged.

(b) Authority, etc. The Purchaser has all requisite corporate power and authority to enter into and perform its obligations under this Note Purchase Agreement and to consummate the transactions herein contemplated. The execution and delivery by the Purchaser of this Note Purchase Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly and validly authorized by all necessary organizational action on the part of the Purchaser. This Note Purchase Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity. Neither the execution and delivery by the Purchaser of this Note Purchase Agreement nor the consummation by the Purchaser of any of the transactions contemplated hereby, nor the fulfillment by the Purchaser of the terms hereof, will conflict with, or violate, result in a breach of or constitute a default under any term or provision of the Purchaser’s organizational documents or any Governmental Rule applicable to the Purchaser.

(c) Institutional Accredited Investor. The Purchaser is an institutional “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the 1933 Act (an “Institutional Accredited Investor”) that is acquiring the Notes for its own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which it exercises sole investment discretion.

(d) ERISA. The Purchaser either (i) is not, and not acquiring the Notes on behalf of or with the assets of, an employee benefit plan or other retirement plan or arrangement subject to Title I of ERISA or Section 4975 of the Code, or (b) is, or is acquiring the Notes on behalf of or with the assets of, an employee benefit plan or other retirement plan or arrangement subject to Title I of ERISA of Section 4975 of the Code and the conditions for exemptive relief under at least one of the following prohibited transaction class exemptions have been satisfied: Prohibited Transaction Class Exemption (“PTCE”) 96-23 (relating to transactions effected by an “in-house asset manager”), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 91-38 (relating to transactions involving bank collective investment funds), PTCE 90-1 (relating to transactions involving insurance company pooled separate accounts), and PTCE 84-14 (relating to transactions effected by a “qualified professional asset manager”).

(e) Securities Act. The Purchaser will acquire the Notes pursuant to this Note Purchase Agreement without a view to any public distribution thereof, and will not offer to sell or otherwise dispose of the Notes (or any interest therein) in violation of any of the registration requirements of the Securities Act or any applicable state or other securities laws, or by means of any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) and will comply with the requirements of the Indenture. The Purchaser acknowledges that it has no right to require the Issuer or any other Person to register the Notes under the Securities Act or any other securities law.

(f) Conflicts With Law. The execution, delivery and performance by the Purchaser of its obligations under this Note Purchase Agreement will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound or of any statute, order or regulation applicable to the Purchaser of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Purchaser, in each case which could be expected to have a material adverse effect on the transactions contemplated therein.

(g) Conflicts With Agreements, etc. The Purchaser is not in violation of its organizational documents or in default under any agreement, indenture or instrument the effect of which violation or default would be materially adverse to the Purchaser in the performance of its obligations or duties under any of the Basic Documents to which it is a party. The Purchaser is not a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Purchaser that materially and adversely affects, or which could be expected in the future to materially and adversely affect the ability of the Purchaser to perform its obligations under this Note Purchase Agreement.

ARTICLE VII

COVENANTS OF THE ISSUER AND

THE DEPOSITOR

SECTION 7.01. Information from the Issuer. So long as the Notes remain outstanding, the Issuer and the Depositor shall each furnish to the Purchaser:

(a) such information (including financial information), documents, records or reports with respect to the Collateral, including, without limitation, the Transferred Loans and any Related Property included in the Collateral, as the Issuer, the Originator, the Servicer or the Depositor as the Purchaser may from time to time reasonably request;

(b) as soon as possible and in any event within one (1) Business Day after the after the Issuer or the Depositor shall have knowledge of the occurrence of occurrence thereof, notice of each Event of Default under the Sale and Servicing Agreement or the Indenture, and each Default; and

(c) promptly and in any event within five (5) Business Days after the occurrence thereof, written notice of a change in address of the chief executive office or place of organization of the Issuer, the Originator or the Depositor.

SECTION 7.02. Access to Information. So long as the Notes remain outstanding, each of the Issuer and the Depositor shall, on reasonable request from time to time during regular business hours, permit the Purchaser, or their agents or representatives to:

(a) examine all books, records and documents (including computer tapes and disks) in the possession or under the control of the Issuer or the Depositor relating to the Transferred Loans or the Basic Documents as may be requested, and

(b) visit the offices and property of the Issuer and the Depositor for the purpose of examining such materials described in clause (a) above.

SECTION 7.03. Ownership and Security Interests; Further Assurances. The Depositor will take all action reasonably necessary to maintain the Issuer’s ownership interest in the Transferred Loans and the other items constituting Purchased Assets sold pursuant to Article II of the Sale and Servicing Agreement. The Issuer and the Depositor will take all action necessary to maintain the Indenture Trustee’s security interest in the Transferred Loans and the other items of Collateral pledged to the Indenture Trustee pursuant to the Indenture.

The Issuer and the Depositor agree to take any and all acts and to execute any and all further instruments reasonably necessary or requested by the Purchaser to more fully effect the purposes of this Note Purchase Agreement.

SECTION 7.04. Covenants. The Issuer and the Depositor shall each duly observe and perform each of their respective covenants set forth in each of the Basic Documents to which they are parties.

SECTION 7.05. Amendments. Neither the Issuer nor the Depositor shall make, or permit any Person to make, any amendment, modification or change to, or provide any waiver under any Basic Document to which the Issuer or the Depositor, as applicable, is a party without the prior written consent of the Purchaser.

SECTION 7.06. With Respect to the Exempt Status of the Notes.

(a) Neither the Issuer nor the Depositor, nor any of their respective Affiliates, nor any Person acting on their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Notes under the Securities Act.

(b) Neither the Issuer nor the Depositor, nor any of their Affiliates, nor any Person acting on their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with any offer or sale of the Notes.

ARTICLE VIII

ADDITIONAL COVENANTS

SECTION 8.01. Legal Conditions to Closing. The parties hereto will take all reasonable action necessary to obtain (and will cooperate with one another in obtaining) any consent, authorization, permit, license, franchise, order or approval of, or any exemption by, any Governmental Authority or any other Person, required to be obtained or made by it in connection with any of the transactions contemplated by this Note Purchase Agreement.

SECTION 8.02. Mutual Obligations. On and after the Closing, each party hereto will do, execute and perform all such other acts, deeds and documents as the other party may from time to time reasonably require in order to carry out the intent of this Note Purchase Agreement.

SECTION 8.03. Restrictions on Transfer. The Purchaser agrees that it will comply with the restrictions on transfer of the Notes set forth in the Indenture and resell the Notes only in compliance with such restrictions.

ARTICLE IX

INDEMNIFICATION

SECTION 9.01. Indemnification of Purchaser. Each of the Issuer and the Depositor hereby agree to, jointly and severally, indemnify and hold harmless each Indemnified Party against any and all losses, claims, damages, liabilities, expenses or judgments (including accounting fees and reasonable legal fees and other expenses incurred in connection with this Note Purchase Agreement or any other Basic Document and any action, suit or proceeding or any claim asserted) (collectively, “Losses”), as incurred (payable promptly upon written request), for or on account of or arising from or in connection with any information prepared by and furnished or to be furnished by any of the Issuer, the Originator or the Depositor pursuant to or in connection with the transactions contemplated hereby including, without limitation, such written information as may have been and may be furnished in connection with any due diligence investigation with respect to the business, operations, financial condition of the Issuer, the Originator, the Depositor or with respect to the Collateral, including, without limitation, the Transferred Loans, to the extent such information contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein in light of the circumstances under which such statements were made not misleading, except with respect to any such information used by such Indemnified Party in violation of the Basic Documents which results in such Losses; provided, however, that neither the Issuer nor the Depositor will be liable for any portion of any such amount resulting from the gross negligence or willful misconduct of any Indemnified Party. The indemnities contained in this Section 9.01 will be in addition to any liability which the Issuer or the Depositor may otherwise have pursuant to this Note Purchase Agreement and any other Basic Document.

ARTICLE X

LIMITED RECOURSE

SECTION 10.01. Limited Recourse.

(a) Hercules hereby unconditionally and irrevocably undertakes and agrees with and for the benefit of the Initial Noteholder and the Indenture Trustee on behalf of the Noteholders to cause the due and punctual performance and observance by the Issuer and its successors and assigns of the full and punctual payment when due of all payments of principal on the Notes by the Issuer in an amount not to exceed 10% of the Note Principal Balance as of the Termination Date, and agrees to pay any and all expenses (including reasonable fees and expenses of counsel) incurred by the Initial Noteholder and the Indenture Trustee on behalf of the Noteholders in enforcing any rights under this Article X. The guarantee provided hereunder is a guarantee of performance and payment and not of collection.

(b) In the event that the Issuer shall fail in any manner whatsoever to perform or observe any of the terms, covenants, conditions, agreements and undertakings on the part of the Issuer to be performed or observed under the Sale and Servicing Agreement and the other Basic Documents, (other than payments of principal on the Notes) (such terms, covenants, conditions, agreements, undertakings and other obligations being the “Issuer Obligations”) when the same shall be required to be performed or observed under the Sale and Servicing Agreement or any such other document, then Hercules will itself duly and punctually perform or observe, or cause to be duly and punctually performed or observed, such Issuer Obligation, provided that it shall be a condition to the accrual of the obligation of Hercules hereunder that the Initial Noteholder or the Indenture Trustee on behalf of the Noteholders shall have first made demand upon the Issuer for payment of such Issuer Obligation and have exhausted all Collateral pledged for the benefit of the Noteholders under the Indenture. Notwithstanding the foregoing, this paragraph (b) shall in no event require Hercules to perform or observe such Issuer Obligation if the effect of such performance or observation would be to provide credit recourse to Hercules for the performance of the Transferred Loans.

ARTICLE XI

MISCELLANEOUS

SECTION 11.01. Amendments. No amendment or waiver of any provision of this Note Purchase Agreement shall in any event be effective unless the same shall be in writing and signed by all of the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 11.02. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecopies) and mailed, telecopied (with a copy delivered by overnight courier) or delivered, as to each party hereto, at its address as set forth in Schedule I hereto or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be deemed effective upon receipt thereof, and in the case of telecopies, when receipt is confirmed by telephone.

SECTION 11.03. No Waiver; Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 11.04. Binding Effect; Assignability.

(a) This Note Purchase Agreement shall be binding upon and inure to the benefit of the Issuer, the Depositor and the Purchaser and their respective permitted successors and assigns (including any subsequent holders of the Notes); provided, however, except as provided in clause (d) below, neither the Issuer nor the Depositor shall have any right to assign their respective rights hereunder or interest herein (by operation of law or otherwise) without the prior written consent of the Purchaser.

(b) The Purchaser may, in the ordinary course of its business and in accordance with the Basic Documents and applicable law, including applicable securities laws, at any time sell to one or more Persons (each, a “Participant”), participating interests in all or a portion of its rights and obligations under this Note Purchase Agreement. Notwithstanding any such sale by the Purchaser of participating interests to a Participant, the Purchaser’s rights and obligations under this Note Purchase Agreement shall remain unchanged, the Purchaser shall remain solely responsible for the performance thereof, and the Issuer and the Depositor shall continue to deal solely and directly with the Purchaser and shall have no obligations to deal with any Participant in connection with the Purchaser’s rights and obligations under this Note Purchase Agreement.

(c) This Note Purchase Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as all amounts payable with respect to the Notes shall have been paid in full.

(d) The Purchaser may sell or assign the Note only with the prior consent of the Originator unless (i) such sale or assignment is to an Affiliate of the Purchaser, (ii) such sale or assignment occurs during the continuance of a Trigger Event under the Sale and Servicing Agreement or (iii) the Depositor or the Originator breaches a representation or warranty contained in the Sale and Servicing Agreement. In addition, the Purchaser shall have the right to sell or finance the Note pursuant to a repurchase, financing or similar transaction without the consent of the Originator.

SECTION 11.05. Provision of Documents and Information. Each of the Issuer and the Depositor acknowledges and agrees that the Purchaser is permitted to provide to any subsequent Purchaser, permitted assignees and Participants, opinions, certificates, documents and other information relating to the Issuer, the Depositor and the Collateral delivered to the Purchaser pursuant to this Note Purchase Agreement provided that with respect to confidential information, such subsequent Purchaser, permitted assignees and Participants agree to be bound by Section 11.13 of the Sale and Servicing Agreement.

SECTION 11.06. GOVERNING LAW; JURISDICTION. THIS NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN

ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES TO THIS NOTE PURCHASE AGREEMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

SECTION 11.07. No Proceedings. Until the date that is one year and one day after the last day on which any amount is outstanding under this Note Purchase Agreement, the Depositor and the Purchaser hereby covenant and agree that they will not institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

SECTION 11.08. Execution in Counterparts. This Note Purchase Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

SECTION 11.09. No Recourse - Purchaser and Depositor.

(a) The obligations of the Purchaser under this Note Purchase Agreement, or any other agreement, instrument, document or certificate executed and delivered by or issued by the Purchaser or any officer thereof are solely the partnership or corporate obligations of the Purchaser, as the case may be. No recourse shall be had for payment of any fee or other obligation or claim arising out of or relating to this Note Purchase Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by the Purchaser or any officer thereof in connection therewith, against any stockholder, limited partner, employee, officer, director or incorporator of the Purchaser.

(b) The obligations of the Depositor under this Note Purchase Agreement, or any other agreement, instrument, document or certificate executed and delivered by or issued by the Depositor or any officer thereof are solely the limited liability company obligations of the Depositor. No recourse shall be had for payment of any fee or other obligation or claim arising out of or relating to this Note Purchase Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by the Purchaser or any officer thereof in connection therewith, against any member, managing director, employee or officer of the Depositor.

(c) The Purchaser, by accepting the Notes, acknowledges that such Notes represent an obligation of the Issuer and do not represent an interest in or an obligation of the Originator, the Servicer, the Depositor, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Notes or the Basic Documents.

SECTION 11.10. Survival. All representations, warranties, covenants, guaranties and indemnifications contained in this Note Purchase Agreement and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the sale, transfer or repayment of the Notes.

SECTION 11.11. Tax Characterization. Each party to this Note Purchase Agreement (a) acknowledges and agrees that it is the intent of the parties to this Note Purchase Agreement that for all purposes, including federal, state and local income, single business and franchise tax purposes, the Notes will be treated as evidence of indebtedness secured by the Collateral and proceeds thereof and the trust created under the Indenture will not be characterized as an association (or publicly traded partnership) taxable as a corporation, (b) agrees to treat the Notes for federal, state and local income and franchise tax purposes as indebtedness and (c) agrees that the provisions of all Basic Documents shall be construed to further these intentions of the parties.

SECTION 11.12. Conflicts. Notwithstanding anything contained herein to the contrary, in the event of the conflict between the terms of the Sale and Servicing Agreement and this Note Purchase Agreement, the terms of the Sale and Servicing Agreement shall control.

SECTION 11.13. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Note Purchase Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Hercules Funding Trust I, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Note Purchase Agreement or any other related documents.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Note Purchase Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

HERCULES FUNDING TRUST I,

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

HERCULES FUNDING I LLC

By:
Name:
Title:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:
Name:
Title:

Hercules Funding Trust I

Note Purchase Agreement

Schedule I

Information for Notices

1.	if to the Issuer:

Hercules Funding Trust I

c/o Wilmington Trust Company

1100 North Market Street

Wilmington, Delaware 19801

Attention: Corporate Trust Administration

with a copy to the Administrator:

Hercules Technology Growth Capital, Inc.

525 University Avenue

Suite 700

Palo Alto, California 94301

Attention: Manuel A. Henriquez

Facsimile: 650-473-9194

and

Hercules Technology Growth Capital, Inc.

3702 River Road

Franklin Park, Illinois 60131

Attention: Scott Harvey

Facsimile: 866-828-6687

2.	if to the Depositor:

Hercules Funding I LLC

525 University Avenue

Suite 700

Palo Alto, California 94301

Attention: Manuel A. Henriquez

Facsimile: 650-473-9194

and

Chief Legal Officer

Hercules Funding I LLC

3702 River Road

Franklin Park, Illinois 60131

Attention: Scott Harvey

Facsimile: 866-828-6687

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3.	if to Hercules:

Hercules Technology Growth Capital, Inc.

525 University Avenue

Suite 700

Palo Alto, California 94301

Attention: Manuel A. Henriquez

Facsimile: 650-473-9194

and

Hercules Technology Growth Capital, Inc.

3702 River Road

Franklin Park, Illinois 60131

Attention: Scott Harvey

Facsimile: 866-828-6687

4.	if to the Purchaser:

Citigroup Global Markets Realty Corp.

390 Greenwich Street

6th Floor

New York, NY 10013

Attention: Monitoring Group - James Xanthos, Martin Lifschultz and Christian Anderson

Facsimile: (212) 723-8591

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